UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: September 29, 2004
(Date of Earliest Event Reported)

VALENTIS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	Commission File:	94-3156660
(State or Other Jurisdiction of Incorporation or Organization)	0-22987	(I.R.S. Employer Identification No.)

863A Mitten Road
Burlingame, California 94010
(Address of Principal Executive Offices)

(650) 697-1900

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01               OTHER EVENTS.

On September 29, 2004, Valentis, Inc., a Delaware corporation (the “Registrant” or the “Company”), issued a press release announcing the results in the Phase II clinical trial of the Company’s Deltavasc™ product in patients with peripheral arterial disease.  The foregoing description is qualified in its entirety by reference to the Company’s press release dated September 29, 2004, a copy of which is attached hereto as Exhibit 99.1.

ITEM 9.01               FINANCIAL STATEMENTS AND EXHIBITS.

(c)        Exhibits.

Exhibit No.	Description

99.1	Text of Press Release, dated September 29, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 29, 2004

VALENTIS, INC.

	By:	/s/ Benjamin F. McGraw III
Benjamin F. McGraw III, Pharm. D.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Text of Press Release, dated September 29, 2004.